FIRST EAGLE FUNDS

First Eagle Global Fund
First Eagle Overseas Fund
First Eagle U.S. Value Fund
First Eagle Gold Fund

1345 Avenue of the Americas
New York, New York 10105
(800) 334-2143

SUPPLEMENT DATED MAY 10, 2007
TO PROSPECTUS DATED MARCH 1, 2007

This Supplement is intended to highlight certain changes to the Prospectus dated March 1, 2007 and to the Prospectus Supplement dated March 26, 2007. Please review these matters carefully.

Portfolio Management Appointments

Effective immediately, Mr. Charles de Lardemelle is the Associate Portfolio Manager for First Eagle Global Fund, First Eagle Overseas Fund and First Eagle U.S. Value Fund. Mr. de Lardemelle will assist lead Portfolio Manager Jean-Marie Eveillard in all aspects of the management of these Funds. Mr. de Lardemelle has been with the Adviser in positions of responsibility for the First Eagle Funds since 1996 and became Co-Director of Research in January 2005.

Effective immediately, Mr. Simon Fenwick is the Co-Portfolio Manager for First Eagle Gold Fund. Mr. Fenwick will assist lead Portfolio Manager Jean-Marie Eveillard in all aspects of the management of this Fund. Mr. Fenwick has been with the Adviser in positions of responsibility for the First Eagle Funds since March of 2003 and became the Associate Portfolio Manager of First Eagle Gold Fund in January 2005.

Additional portfolio manager information, including compensation, other accounts managed, and personal ownership of securities in the Trust, is available in the Statement of Additional Information.

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The information in this Supplement modifies the First Eagle Funds' Prospectus dated March 1, 2007 and the First Eagle Funds' Prospectus Supplement dated March 26, 2007. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in that section of the Prospectus entitled "The Adviser".